UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2006

Tuscany Minerals, Ltd.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-32981

(Commission File Number)

98-0335259

(IRS Employer Identification No.)

3390 Craigend Road, West Vancouver, British Columbia, Canada V7V 3G2

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.926.4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 26, 2006 we merged with and into our subsidiary, Tuscany Minerals, Ltd., a Washington company, with the surviving company being Tuscany Minerals, Ltd., the Washington company. As a result of this transaction, we have redomiciled from the State of Nevada to the State of Washington. The existing bylaws of Tuscany Minerals, Ltd., the Washington company, remain as the bylaws of the surviving corporation.

Item 9.01 Financial Statements and Exhibits

3.1	Articles of Merger out of Nevada
3.2	Articles of Merger into Washington
3.3	Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUSCANY MINERALS, LTD.

/s/ J. Stephen Barley

J. Stephen Barley, President and Director

Date: June 29, 2006